SUPPLEMENT DATED AUGUST 29, 2013

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND -

SMALL-CAP VALUE PORTFOLIO

CLASS I AND P SHARES DATED MAY 1, 2013

This supplement revises the Small-Cap Value Portfolio Class I and P Shares summary prospectus dated May 1, 2013 (the “Prospectus”). The changes within this supplement are effective as of the date of this supplement. Remember to review the Prospectus for other important information.

In the Principal Investment Strategies subsection, the second sentence in the first paragraph is replaced with the following:

The sub-adviser generally considers a company to be a small-capitalization company if the company has a market capitalization of between $100 million and $4 billion.